1 st Quarter 2011 Earnings Conference April 11, 2011 Exhibit 99.2

Forward-Looking Statements

This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "estimates," "expects," "forecasts," "intends," "outlook," "plans," "projects," "should," "targets," "will," or other words of similar meaning. All statements that reflect Alcoa's expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand for aluminum, aluminum end-market growth, aluminum consumption rates, or other trend projections, targeted financial results or operating performance, and statements about Alcoa's strategies, objectives, goals, targets, outlook, and business and financial prospects. Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, consumer electronics, oil and gas, defense, and industrial gas turbines; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, and Euro; (d) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda or carbon products; (f) Alcoa's inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curve and increasing revenues in its Flat-Rolled Products and Engineered Products and Solutions segments), anticipated from its productivity improvement, cash sustainability and other initiatives; (g) Alcoa's inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa's control; (i) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (j) the business or financial condition of key customers, suppliers, and business partners; (k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2010, and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Some of the information included in this presentation is derived from Alcoa's consolidated financial information but is not presented in Alcoa's financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management's rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the "Invest" section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.

Alcoa Logo Cautionary Statement 2

Chuck McLane Executive Vice President and Chief Financial Officer

Alcoa
Logo
1
st
Quarter 2011 Financial Overview
Income from Continuing Operations
of $309 million, or
$0.27 per share;
Restructuring and other special items totaled an
unfavorable $8 million, or $0.01
per share
Revenue up 22%
versus first quarter 2010 and 5% sequentially
Adjusted EBITDA
of $955
million,
up 22%
from the fourth quarter 2010 and
up
60%
from first quarter 2010
Alumina: $71 Adjusted EBITDA/metric
ton,
8% better than ten-year average of $66/mt
Primary Metals: $438 Adjusted EBITDA/metric
ton,
12% better than ten-year average
of $390/mt
Flat-Rolled Products: $173 million Adjusted EBITDA was record first quarter result
Engineered Products: 18.4% Adjusted EBITDA margin was record result
Days Working Capital
two days lower than first quarter 2010
Debt to Capital of
33.6%,
130 basis points lower sequentially
Completed
acquisition of aerospace fastener business
4
See appendix for Adjusted EBITDA reconciliations

Alcoa
Logo
Income Statement Summary
$ Millions
1Q’10 4Q’10 1Q’11
Year
Change
Sequential
Change
Sales $4,887 $5,652 $5,958 $1,071 $306
Cost of Goods Sold $4,013 $4,538 $4,715 $702 $177
COGS % Sales 82.1% 80.3% 79.1% (3.0 % pts.) (1.2 % pts.)
Selling, General Administrative, Other $239 $282 $245 $6 ($37)
SGA % Sales 4.9% 5.0% 4.1% (0.8 % pts.) (0.9 % pts.)
Restructuring and Other Charges $187 ($12) $6 ($181) $18
Effective Tax Rate -95.5% 16.1% 27.4% 122.9 % pts. 11.3 % pts.
Income from Continuing Operations ($194) $258 $309 $503 $51
Income Per Diluted Share ($0.19) $0.24 $0.27 $0.46 $0.03
5
See appendix for Adjusted Income reconciliation

$ Millions	1Q'10	4Q'10	1Q'11
Income from Continuing Operations	**($194)**	**$258**	**$309**
Income Per Diluted Share	**($0.19)**	**$0.24**	**$0.27**
Restructuring Related	($124)	$8	($5)
Discrete Tax Items	($112)	$18	-
Mark-to-Market Derivatives	($31)	$9	$5
Acquisition costs	-	-	($8)
Power Outages	($17)	-	-
Environmental Accrual	($11)	-	-
Special Items	($295)	$35	($8)
Special Items Per Diluted Share	($0.29)	$0.03	($0.01)
Income from Continuing Operations excl Special Items	**$101**	**$223**	**$317**
Income per Diluted Share Excluding Special Items	**$0.10**	**$0.21**	**$0.28**

Alcoa Logo Restructuring and Other Special Items 6 See appendix for Adjusted Income reconciliation

$ Millions	1Q'10	4Q'10	1Q'11
LME Cash ($/metric ton)	$2,163	$2,343	$2,500
Revenue	$4,887	$5,652	$5,958
Total Segment ATOI	$306	$409	$555
Alumina	$72	$65	$142
Primary Metals	$123	$178	$202
Flat-Rolled Products	$30	$53	$81
Engineered Products & Solutions	$81	$113	$130
Corporate*	($500)	($151)	($246)
Corporate / Regions	($148)	($154)	($135)
Non-controlling Interest, Taxes & Other	($352)	$3	($111)
Special Items	$295	($35)	$8
Income from Continuing Operations Excluding Special Items	$101	$223	$317

Alcoa
Logo
Sequential and Prior Year Improvements in All Segments
7
* These amounts represent the sum of all reconciling items (excluding discontinued operations) within the Reconciliation of ATOI included in the appendix

Alcoa
Logo
1
st
Quarter 2011 vs. 4
th
Quarter 2010 Earnings Bridge
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
8
See appendix for reconciliation
$223
$81
$81
$41 ($21)
($14)
($22)
($31)
($7)
($9)
($5)
$317
4Q10 LME Price/
Mix
Productivity Energy Currency Raw
Materials
Taxes Alumina
Mtce
Restarts Other 1Q11

4Q'10
Price
Currency
Volume
Energy
Sched. Maint.
Labor Contracts
Raw Materials
Other
1Q'11

Alcoa
Logo
1Q 10 4Q 10 1Q 11
Production (kmt) 3,866 4,119 4,024
3
rd
Party Shipments (kmt) 2,126 2,433 2,206
3
rd
Party Revenue ($ Millions) 638 759 810
ATOI ($ Millions) 72 65 142
Alumina
1
st
Quarter Highlights
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
9
Realized third-party alumina price up 15%
Higher natural gas, fuel oil, and caustic prices
Higher scheduled maintenance of $12 million
Achieved $71 Adjusted EBITDA/tonne, better than
ten-year average of $66
Impact of labor contract settlement in Australia
of $7 million
20% of 3
rd
party shipments on spot or prior-
month indexed basis
Other pricing to follow two-month lag on LME
Maintenance costs continue in Australia with
similar cost to Q1
Production projected to increase 125 kmt
Higher energy and caustic costs to persist
1
st
Quarter Performance Bridge
$ Millions
See appendix for Adjusted EBITDA reconciliation
$65
$142
$120 ($3) ($10)
($15)
($12)
($7)
($5)
$9

4Q'10
Price/Mix
Volume
Energy
Raw Materials
Productivity
Restart
Other
1Q'11

Alcoa
Logo
1Q 10 4Q 10 1Q 11
Production (kmt) 889 913 904
3
rd
Party Shipments (kmt) 695 743 698
3
rd
Party Revenue ($ Millions) 1,702 1,970 1,980
3
rd
Party Price ($/MT) 2,331 2,512 2,682
ATOI ($ Millions) 123 178 202
Primary Metals
1
st
Quarter Highlights 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
10
Realized pricing up 7% sequentially
Achieved $438 Adjusted EBITDA/tonne, better than
ten-year average of $390
Productivity benefits continue
Restarts at US locations with cost of $9m
Higher energy and energy-derivative costs
Increasing cost of other raw materials
Pricing to follow 15-day lag to LME
US restarts will turn profitable, with no further cost
expected
50 kmt higher production with restarts
Higher energy and raw materials costs to persist
1
st
Quarter Performance Bridge
$ Millions
($13)
See appendix for Adjusted EBITDA reconciliation
$178
($5)
$202
$66
($4)
$9
($20)
($9)

4Q10
Price/Mix
Volume
Currency
Energy
Cost Increases
Other
1Q11

Alcoa
Logo
$29
$17 ($2)
($2)
($7)
($7)
$53
$81
11
2
nd
Quarter Outlook
1
st
Quarter Business Conditions 1
st
Quarter Highlights
ATOI  $ Millions 1Q 10 4Q 10 1Q 11
Flat-Rolled Products,
excl Russia, China & Other
47 55 84
Russia, China & Other (17) (2) (3)
Total ATOI 30 53 81
32% revenue growth from Q1 2010
Record 1
st
Quarter ATOI and Adjusted EBITDA
performance
Strengthened demand in most end markets, and
Improved pricing and mix
Increased cost pressures
Seasonal demand increases
Improving productivity
Cost pressures to continue
Improvement in Russia and China as shipments
increase
1
st
Quarter Performance Bridge
$ Millions
Flat-Rolled Products
17% increase
from 2010
241% increase
from 2008
Adjusted EBITDA/mt
11
See appendix for Adjusted EBITDA reconciliation

- 16% revenue growth from Q1 2010
- 15% sequential improvement in ATOI
- Record Adjusted EBITDA margin rose 10% sequentially and 30% versus Q1 2010
- TransDigm fasteners acquisition finalized

4Q'10
Price/Mix
Volume
Productivity
Acquisition
1Q'11

Alcoa
Logo
$ Millions 1Q 10 4Q 10 1Q 11
3
rd
Party Revenue 1,074 1,215 1,247
ATOI 81 113 130
Adjusted EBITDA Margin 14% 17% 18%
Engineered Products and Solutions
12
1
st
Quarter Performance Bridge
$ Millions
1
st
Quarter Business Conditions 1
st
Quarter Highlights
2
nd
Quarter Outlook
Building and construction market with continued
weakness
Markets showing incremental improvements in
line with end market forecasts
Increasing market share in several core
businesses
Product innovations continue to support
aggressive 2011 and 2013 revenue targets
Productivity improvements to continue
See appendix for Adjusted EBITDA reconciliation
$113
($2)
$11
$11
($3)
$130

Alcoa
Logo
1
st
Quarter 2011 Cash Flow Overview
13
See appendix for Free Cash Flow reconciliation
1Q’11 FCF
($0.4) billion
$0.9 billion
of cash
Debt-to-Cap
in target
range at
33.6%
DWC better
by two Days
from Q1
2010
($ Millions) 1Q'10 4Q'10 1Q'11
Net Income ($179) $292 $366
DD&A 358 371 361
Change in Working Capital (336) 564 (646)
Pension Contributions (22) (43) (31)
Taxes / Other Adjustments 378 186 ($286)
Cash From Operations $199 $1,370 ($236)
Dividends to Shareholders (32) (31) (33)
Change in Debt (42) (113) 101
Distributions to  Noncontrolling Interest (72) (102) (97)
Contributions from Noncontrolling Interest 27 41 121
Other Financing Activities (61) 4 33
Cash From Financing Activities ($180) ($201) $125
Capital Expenditures (221) (365) (204)
Other Investing Activities 13 (109) (348)
Cash From Investing Activities ($208) ($474) ($552)

Alcoa Logo
Sustainable Reductions in Days Working Capital
14
1Q
2009
1Q
2010
1Q
2011
Sustained
historically low
days working
capital
performance
1Q
2009
1Q
2010
1Q
2011
1Q
2009
1Q
2010
1Q
2011
1Q
2009
1Q
2010
1Q
2011
See appendix for Free Cash Flow reconciliation
67
71
81
54
38
47
69
40
33
46
70
38
GPP GRP EPS Alcoa

Alcoa Logo
2011 Cash Sustainability Operational Targets and Actual Performance
15
Sustaining Capital Growth Capital Ma’aden Invest
$400
Debt-to-cap
$ Millions
$197
$ Millions $ Millions %
2010
Actual
2011
Target
2011
YTD
$85
35.0%
34.9%
2010
Actual
2011
Target
2011
YTD
33.6%
$500
$445
2010
Actual
2011
Target
2011
YTD
$85
$1,000
$570
2010
Actual
2011
Target
2011
YTD
$119
Free Cash Flow
$ Millions
$0
$1,246
($440)
2010
Actual
2011
Target *
2011
YTD
30.0%
•Target is to be free cash flow positive. See appendix for Free Cash Flow reconciliation
We Are Focused on Achieving Our 2011 Goals

Alcoa Logo A 16

Klaus Kleinfeld Chairman and Chief Executive Officer 17

North America	Europe	China	Global
	Aerospace				↑
	Automotive	↑	↑	↑	↑
	Heavy Truck & Trailer	↑	↑	↑	↑
	Beverage Can Packaging	↔	↑	↑	↑
	Commercial Building and Construction	↓	↓	↑	↑
	Industrial Gas Turbine				↑

Alcoa Logo
Market Conditions in 2011 Continue to Strengthen
18
Alcoa End Markets: Current Assessment of 2011 vs. 2010 Conditions
Source: Alcoa analysis
9%-13% sales
growth
0%-5% sales
growth
9%-14% sales
growth
5%-11% sales
growth
45%-50%
sales growth
16%-21%
sales growth
0%-3% sales
growth
5%-10% sales
growth
Relatively flat
sales
5%-7% sales
growth
7%-8% sales
growth
0%-2% sales
growth
10%-12%
sales growth
2%-3% sales
growth
4%-8% sales
decline
4%-6% sales
decline
5%-10% heavy
duty gas turbine
build rate growth
7% sales
growth

2011 Projected Primary Aluminum Consumption by Region (in mmt)

Russia
Brazil
India
*Other
Asia w/o China
North America
Europe
China
1.0
1.1
1.9
3.6
5.5
5.6
6.9
19.0
44.5
2011 Estimated Consumption
6% 10%
16% 15%
14% 15%
7% 17%
10% 15%
6% 6%
4% 4%
21% 15%
2010 vs. 2011
2010 Global Demand Growth Rate: 13%
2011 Global Demand Growth Rate 12% vs. 2010
(2011 ex China: 11%)
2010 Actual
2011 Forecast

Alcoa Logo 19 *Other consists of: Middle East, Latin America ex Brazil, and Rest of World including unallocated global increase End Market Developments Support Strong Demand Growth

80
70
50
40
20
0
LME
China
Japan Port
Producer
56 days of consumption
LME at 38 days
Non-LME at 18 days
Global Inventories 5 Days Higher vs. 4Q'10
Nov-05
Aug-06
May-07
Feb-08
Nov-08
Aug-09
May-10
Feb-11

Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11

Alcoa
Logo
Inventories Increase, but Premiums Attest Physical Tightness
20
Regional Premiums Near All-Time Highs Global Inventories Increase in Q1 2011
$114 / MT
$204 / MT
$145 / MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
0%
100%
200%
300%
400%
500%
600%
700%
800%
900%
Midwest
Japan
Europe

Alcoa Logo
4.3
4.6
1.2
1.5
0.2
0.2
0.4
0.4
0.7
0.8
1.8
1.5
1.0
1.0
Q4 2010 Q1 2011
Inventory: Driven by End Markets and Financing Structure
21
Off-warrant
estimate range
(1.5 to 2.5mmt)
China Visible
Japan Port
Producer-held
LME on-warrant
Total Global Inventories (mmt)
Source: Alcoa analysis
Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11
•Improving end-market demand drives work-in-
process and distribution inventories
•Four additional reporting smelters in the
Middle East & India
Growing demand in All Regions
Competing Financing Deals
13
(53)
26
(145)
(32)
42
(75)
(46)
(21)
(8)
248
82
(16)
$31
$30
$29
$30
$19
$3
$32
$32
$26
$16
$16
$24
$33
$0
$5
$10
$15
$20
$25
$30
$35
(200)
(150)
(100)
(50)
0
50
100
150
200
250
300
LME Stock Change (kmt)
Contango (cash to 3 months) ($/mt)

China's 12th Five Year Plan

- Continue **National Build Out**
  - e.g. *GDP growth ~ 7%*
  - *Infrastructure build*
  - *Urbanization*
- **Upgrade Industries**/ Move Up Value Chain
  - e.g. *7 emerging industries*
  - *R&D / innovation*
- Address **Environment/ Energy Efficiency**
  - e.g. *Clean energy (nuclear, hydro, wind, solar)*
  - *Energy efficiency targets*
  - *Forest coverage*
- Improve **Social Spending**
  - e.g. *Social welfare coverage (everybody)*
  - *Subsidized urban housing (20% of total)*
- Narrow **Regional** Development **Gaps**
  - e.g. *Resource interior regions*
  - *Re-develop Northeast industrial base*

Key Issues for Aluminum

Smelting

- New power **efficiency/emissions standards**
  - ***45%** in the **top quartile** of the cost curve*
  - ***20%** use **outdated**, inefficient technology*
- Encourage **smelter-owned** or direct grid **power** supply
  - *35% use power from the national grid power (high cost)*
- **New projects** / Move to the **West**
  - *More than **50%** of new projects based on **coal-fired** power*

Refining

- **37%** in the **top quartile** of the cost curve, 78% in the top half
- **10%** of smelters **import alumina**
- Nearly **100%** rely on **coal**

Bauxite

- **40%** of refineries **import bauxite**
- **20 to 30% mined underground**

Recycling

- Increased efforts in recycling

Alcoa Logo 12 th Five Year Plan Accelerates Change in Aluminum Industry 22

Alcoa Logo
Western World
Annualized Production (Feb 2011) 25,385
Restarts and Expanded Capacity 1,100
Total Supply 26,485
Western World Consumption (25,540)
(Deficit) Surplus 945
China
Annualized Production  (Feb 2011) 15,865
Restarted and Expanded Capacity 2,410
Total Supply 18,275
Consumption (18,975)
(Deficit) Surplus (700)
2011 Primary Aluminum Balances Unchanged
23
China
Western World
Production
Demand
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
Deficit
Production
Demand
2011E Aluminum Supply / Demand Balance (in kmt)

Alcoa Logo
2011 Global Alumina Balance Unchanged
24
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
China Western World
2011 Annualized Production 31,500
Imports from Western World 3,500
Supply 35,000
Demand (35,000)
(Deficit) / Surplus
0
2011 Annualized Production 55,900
Exports to China (3,500)
Supply 52,400
Demand  (52,400)
(Deficit) / Surplus 0
Production Demand
Balanced
2011E Alumina Supply / Demand Balance (in kmt)

Alumina Cost Curve
Alcoa end 2015 23rd Percentile
Alcoa end 2010 30th Percentile
25th percentile
50th percentile
75th percentile
$/MT
600
550
500
450
400
350
300
250
200
150
100
0
20,000
40,000
60,000
80,000
100,000
120,000
Cumulative Production (000MT)

Platts Alumina Index (PAX)
$/mt FOB Australia
$450
$400
$350
$300
$0
8/16/2010
10/16/2010
12/16/2010
2/16/2011

Alcoa
Logo
Alumina: Strong Performance and Strengthening Pricing
25
2015 Cost Curve Targets
Source: CRU; Platt’s Index
Adjusted EBITDA  per Metric Ton
– Sao Luis and Juruti continue to break production
records
– Volume increases at Suriname and Point Comfort
will provide additional exposure to rising spot prices
–
Ma’aden,
lowest cost refinery online in 2014
– 20% of our customers now priced on
an alumina-
indexed or spot basis
Global Capacity: 18,100 kmt per year
10 Yr Average ~ $66/MT
LME Adjusted EBITDA/MT
Strengthening Alumina Index Prices
See appendix for Adjusted EBITDA reconciliations
62
44
48
68
75
110
104
81
20
47
71
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2,500
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD

Alcoa
end 2015
41st
Percentile
Alcoa
End 2010
51st
Percentile
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
$/MT
25th
Percentile
50th
Percentile
75th
Percentile
0
20,000
40,000
60,000
Cumulative Production (000MT)

Alcoa
Logo
2015 Cost Curve Targets
Aluminum: Continued Strength but Looking to the Future
26 Source: CRU
Aluminum Cost Curve
–
Driving down the cost curve
– US restarts on-track, increasing US-based
production and capturing full LME increase
–
Ma’aden,
lowest cost smelter online in 2013
–
Sustainable cost reductions
– Repowered asset base
–
Capturing optimal value from global casthouses
Global Capacity: 4,500 kmt
Adjusted EBITDA  per Metric Ton
LME Adjusted EBITDA/MT
US Production Captures LME Increase
See appendix for Adjusted EBITDA reconciliations
460
321
336
418
398
784
626
392
(159)
320
438
1,447
1,350
1,433
1,719
1,900
2,570
2,641
2,572
1,664
2,173
2,500
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD
10 YR Average ~ $390/MT

Alcoa Logo 27 Ma’aden Project is progressing very well Potline #1 Electrical Switch Building Cathode Sealing Plant Paste Plant Port Rail

Alcoa
Logo
Distribution
15%
Automotive
7%
B&C
6%
Commercial
Transport
5%
Industrial
/Other
12%
Packaging
44%
Aerospace
11%
Rolled Products: Strong Start to Targeted Revenues & Margin
Adjusted EBITDA & Adjusted EBITDA Margin
28
541 495 479 531 620 536 498 254 224 551 173
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
2011 YTD 3
rd
Party Sales by Market
80%
Utilization
– 32% revenue growth from Q1 2010
–
2011 potential of at least 35 to 50% of
$2.5b 2013 revenue growth target
– Aerospace growth: robust build rates
– Russia and China to capture growth in
emerging markets
–
Ma’aden,
lowest cost rolling mill in 2013
Leveraging our strategic asset base
Strong Growth in Adjusted EBITDA  per Tonne
240%
increase
from 2008
See appendix for Adjusted EBITDA reconciliations
11% 11%
10%
9% 9%
6%
5%
3%
4%
9% 9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD
1.0
0.5
0.6
1.6
1.8
2007 2008 2009 2010 2011 YTD

Alcoa
Logo
Russia Profitable Since Q2 2010
Solid Growth in all segments,
especially can stock
60% volume growth from Q1 2010
Improving mix of products and
customers drives higher realized
conversion revenue
Focus on increasing aluminum
consumption and recycling in Russia
29
Solid Progress on GRP Growth Projects in Russia and China
China Ramping Up by 2012
End & Tab Line, Samara
Capacity utilization targeted to reach
100% by 2012
Key domestic supplier of lithographic
sheet,
brazing material and can sheet
and supplier for consumer electronics
90% volume growth versus Q1 2010
Bohai ramp-up continues
Bohai Flat Rolled Products

Alcoa
Logo
Aerospace
48%
IGT
10%
B&C
18%
Commercial
Transport
15%
Automotive
3%
Other
6%
Engineered Products: Record Margins and Focus on Growth
Adjusted EBITDA & Adjusted EBITDA Margin
30
436 287 356 495 536 676 783 922 630 762 229
Adjusted EBITDA $Millions
Adjusted EBITDA % Sales
2011 YTD 3
rd
Party Sales by Market
76%
Utilization
67%
Utilization
Strong Platform for Profitable Growth
– 16% revenue growth from Q1 2010
–
2011 potential of 25 to 30% of $1.6b
2013 revenue growth target
– TransDigm fastener acquisition
integration on track with accretive
earnings in 2011
– Product innovations and share gains
accelerate growth
Continued Innovation in All of our Businesses
Building & Construction
Forgings & Extrusions Fastening Systems
Power & Propulsion
Commercial Wheels
See appendix for Adjusted EBITDA reconciliations
11%
8%
9%
12%
11%
12%
13%
15%
13%
17%
18%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
YTD

Vertical Stabilizer Fasteners
Fuselage Stringers
Wing Ribs (Plate)
Hydraulic Vessels
Fuel Connectors
Wing Gear Rib & Support Fittings
Fuselage Skins
Wing Spars (Plate)
Seat Tracks
Upper Wing Skins
Floor Beams
Wing Flap Fasteners
Lower Wing Skins
Wing Spars (Forgings)
Wing Box Fasteners
Engine Pylon Support Structure
Engine Pylon Fasteners
Fuselage to Wing Connection
Bay Landing & Support Forgings

Investment Cast Nacelle Inlet Vents
Large One-Piece Forgings for Main Bulkheads
Forged Wheels and Brakes
All Turbine Blades and Vanes
Plate Used Extensively in Forward Bulkheads and Other Components
Titanium Engine Hardware
Engine Compressor Stators

Rolling

Fasteners

Investment Castings

Large Press Extrusions

Aluminum Forgings

Alcoa
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Alcoa Aerospace: A History of Growth and Innovation
31
Growth in Aerospace Revenue ($b)
Deep Product Breadth
$2.9
Alcoa Content: Tip to Tail – Wing to Wing
2X
EPS
Fastening
Systems
Forgings &
Extrusions
Power &
Propulsion
Rolled
Products
1 Aerospace revenues are 48% of overall EPS; 2 Aerospace revenues are 11% of overall GRP
GRP
$1.5
$0.7
$0.9
$0.4
$0.9
2002 2010
1
2

North America
Europe
China
Global
Aerospace
Automotive
Heavy Truck & Trailer
Beverage Can Packaging
Commercial Building and Construction
Industrial Gas Turbine
Source: Alcoa analysis

Russia
Brazil
India
*Other
Asia w/o China
North America
Europe
China
7%
17%
10%
16%
4%
4%
21%
15%
2010 Global Demand Growth Rate: 13%
2011 Global Demand Growth Rate 12% vs. 2010
44.5
2011 Estimated Consumption
2010 vs. 2011

Growth Capital
Ma'aden Invest
Debt-to-cap

Alcoa
Logo
Strong Start to 2011 is Just the Beginning
Strengthening Markets Strong Performance
32
Meeting our Aggressive Targets
EPS: $1.6b in Revenue Growth by 2013 ($b)
GRP: $2.5b in Revenue Growth by 2013 ($b)
Sales
•22% revenue growth from
Q1 2010
Alumina
•$71 Adjusted EBITDA/mt,
8% better than ten-year
average of $66/mt
Primary Metals
•$438 Adjusted EBITDA/mt,
12% better than ten-year
average of $390/mt
Flat-Rolled Products
•$173 million Adjusted
EBITDA was record first
quarter result
Engineered Products &
Solutions
•18% Adjusted EBITDA
Margin was record result
See appendix for Adjusted EBITDA reconciliations
$6.3
$1.9
$8.8
$5.3
to
$5.7
2010 2011
YTD
2013
Target
$4.6
$1.2
$6.2
$3.8
to
$3.9
2010 2011
YTD
2013
Target

That's why … That's why … Alcoa can't wait Alcoa can't wait …for tomorrow …for tomorrow Alcoa Logo

Alcoa Logo Roy Harvey Director, Investor Relations A 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 34

Alcoa Logo
Annual Sensitivity Summary
35
Currency Annual Net Income Sensitivity
+/- $0.01 versus USD
Australian $ (USD to AUD) +/- $10 million
Brazilian $ (BRL to USD) +/- $ 3 million
Euro € (USD to EUR) +/- $ 2 million
Canadian $ (CAD to USD) +/- $ 4 million
+/- $100/MT = +/- $200 Million
LME Aluminum Annual Net Income Sensitivity

Alcoa Logo
Revenue Change by Market
7%
30%
2%
12%
13%
(12%)
14%
(1%)
7%
1%
20%
5%
26%
37%
(2%)
8%
45%
25%
27%
16%
1Q’11 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
36
13%
3%
7%
5%
4%
2%
14%
5%
14%
33%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

Alcoa
Logo
Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
37
(in millions)
1Q10 2Q10 3Q10 4Q10 2010 1Q11
   Total segment ATOI $     306  $     381  $     328  $     409 $  1,424  $     555
   Unallocated amounts (net of tax):
      Impact of LIFO (14) (3) (2) 3 (16) (24)
      Interest expense (77) (77) (91) (76) (321) (72)
      Noncontrolling interests (22) (34) (48) (34) (138) (58)
      Corporate expense (67) (59) (71) (94) (291) (67)
      Restructuring and other charges (122) (21) 1 8 (134) (6)
      Discontinued operations (7) (1) – – (8) (1)
      Other (198) (50) (56) 42 (262) (19)
   Consolidated net (loss) income attributable to
Alcoa $    (201) $     136 $       61 $     258 $     254 $     308

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Reconciliation of Adjusted Income
38
(in millions, except per-
share amounts)
Income Diluted EPS
Quarter ended
March 31,
2010
December 31,
2010
March 31,
2011
March 31,
2010
December 31,
2010
March 31,
2011
Net (loss) income
attributable to Alcoa
$    (201)
$     258
$     308
$   (0.20)
$    0.24
$    0.27
Loss from discontinued
operations
        (7)
         –
        (1)
(Loss) income from
continuing
operations
attributable to Alcoa
(194)
258
309
(0.19)
0.24
0.27
Restructuring and
other charges
119
(8)
5
Discrete tax items* 112 (18) –
Other special items**        64         (9)          3
Income from
continuing
operations
attributable to Alcoa
– as adjusted
$     101
$     223
$     317
0.10
0.21
0.28
Income from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and other special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and other special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income from continuing operations attributable to Alcoa determined under GAAP as well as Income from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
  for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended September 30, 2010) and a net benefit for other small items ($2); and
  for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products Europe business ($5).

** Other special items include the following:
  for the quarter ended March 31, 2011, costs related to acquisitions of the aerospace fastener business of TransDigm Group Inc. and full ownership of carbothermic smelting technology from ORKLA ASA ($8) and favorable mark-to-market changes in certain power derivative contracts ($5);
  for the quarter ended December 31, 2010, favorable mark-to-market changes in certain power derivative contracts; and
  for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in certain power derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5).

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Reconciliation of Free Cash Flow
39
(in millions) Quarter ended Year ended
March 31,
2011
December 31,
2010
Cash provided from
   operations
$   (236) $ 2,261
Capital expenditures     (204) (1,015)
Free cash flow $   (440) $ 1,246
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-
discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Alcoa
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Reconciliation of Alcoa Adjusted EBITDA
40
($ in millions)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q10 4Q10 1Q11
Net income (loss)
attributable to
Alcoa
$     908
$     420
$     938
$  1,310
$  1,233
$  2,248
$  2,564
$      (74)
$ (1,151)
$     254
$    (201)
$     258
$     308
Add:
Net income
attributable to
noncontrolling
interests
205
181
212
233
259
436
365
221
61
138
22
34
58
Cumulative effect
of accounting
changes
–
(34)
47
–
2
–
–
–
–
–
–
–
–
Loss (income)
from discontinued
operations
5
101
–
27
50
(22)
250
303
166
8
7
–
1
Provision (benefit)
for income taxes
524
307
367
546
464
853
1,623
342
(574)
148
84
56
138
Other (income)
expenses, net
(295)
(175)
(278)
(266)
(478)
(236)
(1,920)
(59)
(161)
5
21
(43)
(28)
Interest expense 371 350 314 271 339 384 401 407 470 494 118 118 111
Restructuring and
other charges
      530
      398
      (28)
      (29)
      266
      507
      268
      939
      237
      207
      187
      (12)
      6
Provision for
depreciation,
depletion, and
amortization
   1,144
   1,037
   1,110
   1,142
   1,227
   1,252
   1,244
   1,234
   1,311
   1,450
      358
      371
      361
Adjusted EBITDA $  3,392 $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $     596 $     782 $     955
Sales $19,906 $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $  4,887 $  5,652 $  5,958
Adjusted EBITDA
Margin

17%

15%

14%

15%

14%

19%

16%

12%

2%

13%

12%

14%

16%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa Logo
Reconciliation of Alumina Adjusted EBITDA
41
($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 4Q10 1Q11
After-tax operating
income (ATOI)
$     471
$     315
$     415
$     632
$     682
$  1,050
$     956
$     727
$     112
$     301
$       65
$     142
Add:
Depreciation,
depletion, and
amortization
144
139
147
153
172
192
267
268
292
406
107
103
Equity (income)
loss
(1)
(1)
–
(1)
–
2
(1)
(7)
(8)
(10)
(3)
(3)
Income taxes       184       130       161       240       246       428       340       277        (22)        60        14        44
Other        (17)        (14)        (55)        (46)          (8)          (6)           2        (26)        (92)          (5)          (3)           –
Adjusted EBITDA $     781 $     569 $     668 $     978 $  1,092 $  1,666 $  1,564 $  1,239 $     282 $     752 $     180 $     286
Production
(thousand metric
tons) (kmt)
12,527
13,027
13,841
14,343
14,598
15,128
15,084
15,256
14,265
15,922
4,119
4,024
Adjusted
EBITDA/Production
($ per metric ton)

$       62

$       44

$       48

$       68

$       75

$     110

$     104

$       81

$       20

$       47

$       44

$       71
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Alcoa Logo
Reconciliation of Primary Metals Adjusted EBITDA
42
($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11
After-tax operating
income (ATOI)
$     905
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     488
$     202
Add:
Depreciation,
depletion, and
amortization
327
300
310
326
368
395
410
503
560
571
141
Equity (income) loss (52) (44) (55) (58) 12 (82) (57) (2) 26 (1) (1)
Income taxes       434       266       256       314       307       726       542       172      (365)         96         53
Other          (8)        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)           1
Adjusted EBITDA $  1,606 $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $     396
Production
(thousand metric
tons) (kmt)
3,488
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
3,586
904
Adjusted
EBITDA/Production
($ per metric ton)

$     460

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     320

$     438
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

— — — — — — — — — — —

— — — — — — — — — — —
— — — — — — — — — — —

Alcoa Logo
Reconciliation of Flat-Rolled Products Adjusted EBITDA
43
($ in millions, except
per metric ton
amounts)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11
After-tax
operating income
(ATOI)
$     253
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
$       81
Add:
Depreciation,
depletion, and
amortization
167
184
190
200
220
223
227
216
227
238
58
Equity loss 2 4 1 1 – 2 – – – – –
Income taxes       124         90         71         75       121         58         92         35         48         92         33
Other          (5)          (8)          (5)           1           1         20           1           6          (2)           1           1
Adjusted EBITDA $     541 $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     173
Total sales
$  4,868
$  4,571
$  4,768
$  6,042
$  7,081
$  8,610
$  9,597
$  9,184
$  6,182
$  6,457
$  1,961
Adjusted EBITDA
Margin

11%

  11%

10%

9%

9%

6%

5%

3%

4%

9%

9%
Total shipments
(thousand metric
tons) (kmt)
  2,482
  2,361
  1,888
  1,755
  470
Adjusted
EBITDA/Total
shipments ($ per
metric ton)

$     201

$     108

$     119

$     314

$     368
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.
Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	1Q10	4Q10	1Q11
After-tax operating income (ATOI)	$ 189	$ 63	$ 124	$ 156	$ 271	$ 365	$ 435	$ 533	$ 315	$ 415	$ 81	$ 113	$ 130
Add:													
Depreciation, depletion, and amortization	186	150	166	168	160	152	163	165	177	154	41	38	38
Equity loss (income)	–	–	–	–	–	6	–	–	(2)	(2)	(1)	–	(1)
Income taxes	61	39	55	65	116	155	192	222	139	195	31	53	62
Other	–	35	11	106	(11)	(2)	(7)	2	1	–	–	(1)	–
Adjusted EBITDA	$ 436	$ 287	$ 356	$ 495	$ 536	$ 676	$ 783	$ 922	$ 630	$ 762	$ 152	$ 203	$ 229
Total sales	$ 4,141	$ 3,492	$ 3,905	$ 4,283	$ 4,773	$ 5,428	$ 5,834	$ 6,199	$ 4,689	$ 4,584	$ 1,074	$ 1,215	$ 1,247
Adjusted EBITDA Margin	11%	8%	9%	12%	11%	12%	13%	15%	13%	17%	14%	17%	18%

Alcoa
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Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
44
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.
Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.